GOODWILL (Tables)	12 Months Ended
Dec. 31, 2014
GOODWILL
Schedule of carrying amount of goodwill

	Film production	Talent agency	Movie theaters	Total
Gross balance as of January 1, 2013	35	143	48,932	49,110
Exchange differences	—	4	1,426	1430

Net goodwill carrying amount at December 31, 2013	35	147	50,358	50,540

Gross balance as of January 1, 2014	35	147	50,358	50,540
Exchange differences	—	(3)	(1,225)	(1,228)

Net goodwill carrying amount at December 31, 2014	35	144	49,133	49,312